UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2012, Orion Energy Systems, Inc. (the “Company”) announced its preliminary and unaudited quarterly financial results for its fiscal 2012 third quarter ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 1, 2012, the Company, together with its independent registered public accounting firm, concluded that generally accepted accounting principles (“GAAP”) require the Company to recognize revenue from sales of its solar photovoltaic systems using the percentage-of-completion method rather than based upon multiple deliverable elements. The Company’s current method of accounting for sales of its solar photovoltaic systems requires the Company to recognize revenue in two stages (i) when the title to the products has been transferred and (ii) when the service installation is complete.

The percentage-of-completion method, however, recognizes revenue over the life of the project. We have determined that the appropriate method of measuring progress on these accounts is as materials are installed and are permanently attached or fitted as required by engineering designs. The percentage-of-completion method requires revenue from the delivery of products to be deferred and the cost of such products to be capitalized as a deferred cost and current asset on the balance sheet. The percentage-of-completion method requires periodic evaluations of the progress of the installation of the solar photovoltaic systems using actual costs incurred over total estimated costs to complete a project and will require immediate recognition of any losses that are identified on such contracts. Incurred costs include all direct materials, costs for solar modules, labor, subcontractor costs, and those indirect costs related to contract performance, such as indirect labor, supplies, and tools. The difference between the percentage-of-completion method and the multiple deliverable elements method is a question of timing. The percentage-of-completion method recognizes revenue gradually over the life of the installation, while the multiple deliverable elements method recognizes revenue (i) when the title to the products has been transferred and (ii) when the service installation is complete.

The Company will restate its financial statements for the third fiscal quarter ending December 31, 2010 and fourth fiscal quarter ending March 31, 2011 of its 2011 fiscal year, as well as its fiscal 2011 year-end financial statements for the year ending March 31, 2011, and the first fiscal quarter ending June 30, 2011 and second fiscal quarter ending September 30, 2011 of its 2012 fiscal year. These financial statements should no longer be relied upon.

Generally, this change in accounting treatment and the related financial statement restatements are expected to result in:

•	No impact to cash, cash equivalents, short-term investments or overall cash flow;

•

An increase in deferred contract costs and deferred revenue for the first quarter ending June 30, 2011 of the fiscal 2012 year, the third fiscal quarter ending December 31, 2010 and fourth fiscal quarter ending March 31, 2011 of the 2011 fiscal year, as well as for the fiscal 2011 year ending March 31, 2011, and a decrease in deferred contract costs and deferred revenue for the second fiscal quarter ending September 30, 2011 of the 2012 fiscal year;

•

An increase in revenue, net income and earnings per share for the second fiscal quarter ending September 30, 2011 of the 2012 fiscal year and a decrease in revenue, net income and earnings per share for the first quarter ending June 30, 2011 of the fiscal 2012 year, the third fiscal quarter ending December 31, 2010 and fourth fiscal quarter ending March 31, 2011 of the 2011 fiscal year, as well as for the fiscal 2011 year ending March 31, 2011, currently unaudited and estimated to be as follows:

	Three Months Ended
	Dec. 31, 2010 Previously Reported	As Restated	Change from Previously Reported	March 31, 2011 Previously Reported	As Restated	Change from Previously Reported
	(in millions, except per share amounts)

Total revenue	$30.0	$23.6	$(6.4)	$29.6	$25.5	$(4.1)
Net income (loss)	$0.8	$0.1	$(0.7)	$0.8	$0.4	$(0.4)
Net income (loss) per share	$0.03	$0.00	$(0.03)	$0.04	$0.02	$(0.02)

	Three Months Ended
	June 30, 2011 Previously Reported	As Restated	Change from Previously Reported	Sept. 30, 2011 Previously Reported	As Restated	Change from Previously Reported
	(in millions, except per share amounts)

Total revenue	$22.8	$18.3	$(4.5)	$19.3	$33.7	$14.4
Net income (loss)	$(0.3)	$(1.1)	$(0.8)	$(0.1)	$1.8	$1.9
Net income (loss) per share	$(0.01)	$(0.05)	$(0.04)	$0.00	$0.08	$0.08

	Twelve Months Ended March 31, 2011 Previously Reported	As Reported	Change from Previously Reported
	(in millions, except per share amounts)

Total revenue	$92.4	$81.9	$(10.5)
Net income	$1.6	$0.5	$(1.1)
Net income (loss) per share	$0.07	$0.02	$(0.05)

The foregoing financial information is unaudited and preliminary and is subject to change based upon the Company’s completion of its financial statements restatement process, as well as normal accounting period end review procedures and adjustments.

The Audit Committee of the Board of Directors of the Company has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance are not historical facts and are “forward-looking statements” as that term is defined under the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy,” “outlook” and similar words. The statements that contain these types of words should be read carefully. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from what is expressed or implied in such forward-looking statements. There may be events in the future that cannot be predicted accurately or over which the Company has no control. Potential risks and uncertainties include, but are not limited to, those discussed in “Part I, Item 1A. Risk Factors” the Company’s 2011 Annual Report filed on Form 10-K for the year ended March 31, 2011 and in subsequently filed Quarterly Reports on Form 10-Q. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as the date of this report. The Company undertakes no obligation to release publicly any revisions to such forward-looking statements to reflect events or uncertainties after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1      Press Release dated February 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: February 1, 2012	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer

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